SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                  July 27, 2001
                                 Date of Report
                           (Date of Earliest Reported)

                                 EnterNet, Inc.
                       (Name of Small BusinessRegistrant)


    Nevada                           0-32253                     87-0650264
  (State of                       (Commission                (I.R.S. Employer
Incorporation)                    File Number)            Identification Number)


               11811 N. Tatum Blvd., Suite 3031, Phoenix, AZ 85028 (Address of Principal Executive Offices Including Zip Code) (Formerly 1403 East 900 South, Salt Lake City, Utah 84105)

                                 (602) 953-7703
                           (Issuers Telephone Number)

ITEM 5. OTHER EVENTS

     The registrant moved to, 11811 N. Tatum Blvd., Suite 3031, Phoenix, AZ
85028.

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     On July 23, 2001 the registrant's sole officer and director, Ruairidh Campbell, appointed Craig Robson to the Board of Directors and resigned as an officer and Director. The new Board of Directors consists of

Craig Robson

ITEM 7. EXHIBITS

     Exhibit No.             Description
     -----------             -----------
         17              Letter of Resignation

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


                                           EnterNet, Inc.


                                           /s/ Craig Robson
                                           -------------------------------------
July 27, 2001                              Craig Robson, President and Director